UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023

PATHWARD FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 497-7497

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CASH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

At the 2023 Annual Meeting of Stockholders of Pathward Financial, Inc. (the "Company") held virtually on February 28, 2023 (the "Annual Meeting"), the shareholders of the Company: (i) elected each of the persons listed below under Proposal 1 to serve as a director of the Company for a term of three years, in each case until their successors are elected and duly qualified; (ii) approved, on a non-binding advisory basis, the compensation of the Company’s “named executive officers” disclosed in the Company’s 2023 Proxy Statement; and (iii) ratified the appointment of Crowe LLP as the independent auditors of the Company’s financial statements for the year ending September 30, 2023.

The final results for the votes regarding the proposals are as follows:

Proposal 1:
To elect two directors for a term of three years, in each case until their successors are elected and duly qualified:

Nominee	For	Withheld	Broker Non-Votes
Douglas J. Hajek	20,277,402	806,404	2,279,598
Kendall E. Stork	20,312,407	771,399	2,279,598

The following directors continue to serve on the Board of Directors following the Annual Meeting: Elizabeth G. Hoople, Ronald D. McCray, Fredrick V. Moore, Brett L. Pharr, Becky S. Shulman, and Lizabeth H. Zlatkus.

Proposal 2:
To approve, by a non-binding advisory vote, the compensation of the Company’s “named executive officers” (a “Say-on-Pay” vote), with 20,444,265 votes cast for, 466,275 votes cast against, 173,266 votes abstaining and 2,279,598 broker non-votes.

Proposal 3:
To ratify the appointment by the Audit Committee of independent registered public accounting firm Crowe LLP as the independent auditors of the Company’s financial statements for the year ending September 30, 2023, with 23,219,937 votes cast for, 131,311 votes cast against and 12,156 votes abstaining.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHWARD FINANCIAL, INC.

Date: March 1, 2023	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President and Chief Financial Officer